UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is furnished herewith pursuant to Items 9 and 12 of this Report and shall not be deemed to be "filed" for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

            (c)        Exhibits.

                        99        Press Release issued April 10, 2003.

Item 9.            Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition.

            On April 10, 2003, Brown & Brown, Inc., a Florida corporation, issued a press release relating to the Company's earnings for the first quarter of fiscal year 2003.  A copy of the press release is furnished as part of this report pursuant to Items 9 and 12 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BROWN & BROWN, INC.

                                          (Registrant)

                                              By: /s/ Cory T. Walker

                                                Cory T. Walker, Chief Financial Officer

Date: April 10, 2003